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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 23, 2001
                                                  -----------------------------



                            AIRTRAN HOLDINGS, INC.
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            (Exact name of registrant as specified in its charter)



           Nevada                       0-26914                  58-2189551
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


9955 AirTran Boulevard, Orlando, Florida                             32827
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        (407) 251-5600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On January 23, 2001, the Company held a conference call and issued a press release announcing its financial results for the three months and one year ended December 31, 2000. At the conference call, the Company delivered a statement of guidance for the year 2001. A copy of this statement is filed herewith as
Exhibit 99.1. A copy of the press release is filed herewith as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.
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(a)  Financial Statements:  None
(b)  Pro Forma Financial Statements:  None
(c)  Exhibits.  The following exhibits are filed with this Report:

     99.1 - Statement of Guidance for 2001 (as read at January 23, 2001 Conference Call)
     99.2 - Press Release of the Registrant (January 23, 2001)

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                    By:  /s/ Stanley J. Gadek
                                       --------------------------------------
                                         Name:  Stanley J. Gadek
                                         Title: Senior Vice President-Finance
                                                and Chief Financial Officer

Dated: January 23, 2001

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